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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2005

                             NEWPARK RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                   1-2960               72-1123385
  (State or other jurisdiction       (Commission          (IRS  Employer
         of incorporation)           File Number)        Identification No.)

         3850 North Causeway, Suite 1770
               Metairie, Louisiana                              70002
    (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (504) 838-8222


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 16, 2005, Newpark Resources, Inc. issued a press release announcing that James D. Cole, chairman and chief executive officer, will present at EnerCom's Oilservice Conference/TM/in San Francisco on Thursday, February 17 at 11:00 a.m. PST (2:00 p.m. EST). The press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     99.1  Press release issued by Newpark Resources, Inc. on February 16, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NEWPARK RESOURCES, INC.

Dated: February 16, 2005                   By: /s/ Matthew W. Hardey
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                                               Matthew W. Hardey, Vice President
                                               and Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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99.1            Press Release, dated as of February 16, 2005